Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Natrol, Inc. (the “Company”) for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date listed below, hereby certifies, pursuant to 18 U.S.C. Section 1350 and Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  the report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification shall not be deemed part of the report or “filed” for any purpose whatsoever, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Date: November 14, 2007
/s/ Dennis R. Jolicoeur
Dennis R. Jolicoeur
Chief Financial Officer, Treasurer and Executive
Vice President (Principal Financial Officer)